                                                                   EXHIBIT 10.46

                              FIRST AMENDMENT TO
                          FACILITY II CREDIT AGREEMENT
                          ----------------------------


          THIS FIRST AMENDMENT TO FACILITY II CREDIT AGREEMENT dated as of September 25, 1995 (this "Amendment") is made by and among CWM MORTGAGE
- ------------
HOLDINGS, INC., a Delaware corporation ("CWM"), INDEPENDENT NATIONAL MORTGAGE CORPORATION, a Delaware corporation ("INMC"), INDEPENDENT LENDING CORPORATION, a Delaware corporation ("ILC" and, together with CWM and INMC, the "Companies"), FIRST UNION NATIONAL BANK OF NORTH CAROLINA, a national banking association ("First Union") in its individual capacity, THE BANK OF NEW YORK, a New York banking corporation ("BNY"), CREDIT LYONNAIS, CAYMAN ISLANDS BRANCH, a
                  ("Credit Lyonnais"), THE FIRST NATIONAL BANK OF CHICAGO, a
- -----------------
national banking association ("FNB Chicago"), GUARANTY FEDERAL BANK F.S.B., a
                   ("Guaranty Federal"), HIBERNIA NATIONAL BANK, a national
- ------------------
banking association ("Hibernia"), NATWEST BANK N.A., a national banking association ("NatWest") and NATIONSBANK OF TEXAS, N.A., a national banking association, ("NationsBank") (First Union in its individual capacity, BNY, Credit Lyonnais, FNB Chicago, Guaranty Federal, Hibernia, NatWest and NationsBank, each together with its permitted successors and assigns, a "Lender" and, collectively, the "Lenders"), and First Union as administrative agent for the Lenders (in such capacity, the "Administrative Agent").

                              STATEMENT OF PURPOSE
                              --------------------

          WHEREAS, each of the parties hereto other than BNY, Credit Lyonnais, FNB Chicago, Guaranty Federal, Hibernia, NatWest and NationsBank are parties to a Facility II Credit Agreement dated as of May 30, 1995 (the "Credit Agreement"); and

          WHEREAS, each of BNY, Credit Lyonnais, Guaranty Federal and Hibernia has become a party to and a Lender under the Credit Agreement and all other agreements and documents entered into in connection therewith pursuant to the terms of Paragraph 15(i) of the Credit Agreement, each as evidenced by that certain Assignment Agreement of even date herewith between such institution and First Union (collectively, the "Assignments"), each such Assignment being in the form attached as ANNEX I hereto; and

          WHEREAS, each of FNB Chicago, NatWest, and NationsBank desire to become parties to and Lenders under the Credit Agreement and all other documents entered into in connection therewith pursuant to the terms of Paragraph 15(j) of the Credit Agreement, and each of such parties shall become a party to and a Lender under the Credit Agreement and all other agreements and documents entered into in connection therewith by execution of this Amendment in lieu of any other additional lender agreement; and

          WHEREAS, the parties hereto wish to amend the Credit Agreement to provide, inter alia, for the inclusion of BNY, Credit Lyonnais, FNB Chicago,
         ----- ----
Guaranty Federal, Hibernia, NatWest and NationsBank as parties thereto and Lenders thereunder, for the extension of the

                                       1
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term thereof and for the modification of various terms and covenants thereof;
and

          WHEREAS, subject to and upon the terms and conditions herein set forth, the Lenders are willing to make available, and to continue to make available, to the Companies the credit facilities provided for in the Credit Agreement, as amended hereby;

          NOW, THEREFORE, in consideration of the premises and agreements contained herein, and for good and valuable consideration, the receipt and sufficiency of which are acknowledged by the parties hereto, the parties hereto hereby agree as follows:

          1. All capitalized terms used herein and not otherwise defined shall have the respective meanings provided to such terms in the Credit Agreement, as amended hereby.

          2. The Credit Agreement is hereby amended to include, as parties thereto, BNY, Credit Lyonnais, FNB Chicago, Guaranty Federal, Hibernia, NatWest and Nations Bank and the term "Lenders" as defined in the preamble to and Paragraph 16 of the Credit Agreement is hereby amended to include BNY, Credit Lyonnais, FNB Chicago, Guaranty Federal, Hibernia, NatWest and NationsBank and as of the date hereof, each of BNY, Credit Lyonnais, FNB Chicago, Guaranty Federal, Hibernia, NatWest and NationsBank shall be deemed to be a "Lender" under the Credit Agreement and under each agreement and document entered into in connection therewith.

          3. Paragraph 7(a)(1) of the Credit Agreement is hereby amended by deleting the third sentence thereof in its entirety and substituting the following sentence in lieu thereof:

          "The Companies may elect from time to time to convert Corporate Rate Loans to Eurodollar Loans by giving the Administrative Agent at least two Eurodollar Business Days' prior irrevocable notice of such election."

          4. Paragraph 7(a)(1) of the Credit Agreement is hereby amended by deleting the sixth sentence thereof and its entirety and substituting the following sentence in lieu thereof:

          "No Corporate Rate Loan shall be converted into a Eurodollar Loan if an Event of Default or Potential Default has occurred and is continuing on the day occurring two Eurodollar Business Days prior to the date of the conversion requested by the Companies or on the date of conversion."

          5. Paragraph 7(a)(2) of the Credit Agreement is hereby amended by deleting clause (A) thereof in its entirety and substituting the following clause in lieu thereof:

          "(A) Any Eurodollar Loan may be continued as such upon the expiration of the Interest Period with respect thereto by the Companies giving the Administrative Agent

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

          at least two Eurodollar Business Days' prior irrevocable notice of such election as set forth in a Loan Request, and"

          6. Paragraph 7(a)(2) of the Credit Agreement is hereby amended by deleting the proviso contained therein in its entirety and substituting the following clause in lieu thereof:

          "provided, however, that no Eurodollar Loan may be continued as such when any Event of Default has occurred and is continuing on the day occurring two Eurodollar Business Days prior to the proposed date of such continuation or on the date of continuation, but shall be automatically converted to a Corporate Rate Loan on the last day of the then current Interest Period applicable thereto, and the Administrative Agent shall notify the Lenders affected thereby and the Companies promptly that such automatic conversion will occur."

          7. Paragraph 7(a)(2) of the Credit Agreement is hereby amended by deleting the phrase "Event of Default" contained therein and by substituting the phrase "Event of Default or Potential Default" in lieu thereof.

          8. Paragraph 7(f) of the Credit Agreement is hereby amended by deleting the phrase "dollar deposits of lending banks" contained therein and substituting the phrase "dollar deposits of leading banks" therefor.

          9. Paragraph 7(g) of the Credit Agreement is hereby deleted in its entirety and the following paragraph is substituted in lieu thereof:

               "7(g)   Funding Indemnification -- Failure to Borrower, Default
                       -------------------------------------------------------
          or Failure to Continue or Convert.  In addition to all other payment
          ---------------------------------
          obligations hereunder, in the event the Companies shall fail to borrow a Eurodollar Loan or to continue or to make a conversion to a Eurodollar Loan after the Companies have given notice thereof as provided in Paragraph 7(a) above, or if after giving a notice to have any Lender make a Eurodollar Loan, such Lender is not obligated to do so due to the existence of an Event of Default, then the Companies shall immediately pay any Lender holding the Eurodollar Loan not borrowed, continued or converted, or which would have been obligated to make such Eurodollar Loan, through the Administrative Agent, an additional amount compensating each such Lender for losses and expenses incurred by such Lender in connection with such failure to borrow, continue or convert a Eurodollar Loan, or the occurrnce of an Event of Default including, without limitation, such as may arise out of re-employment of funds obtained by such Lender and from fees payable to terminate the deposits from which such funds were obtained, such losses and expenses and the

                                       3
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          method of calculation thereof being set forth in reasonable detail in a statement delivered to the Companies by such Lender. The provisions hereof shall survive termination of this Agreement and payment of the outstanding Loans and all other amounts payable hereunder."

          10. Paragraph 7(g) of the Credit Agreement is hereby amended by deleting the phrase "Event of Default" in both of the instances in which it occurs therein and by substituting the phrase "Event of Default or Potential Default" in lieu thereof in both instances.

          11. Paragraph 7(j)(1) of the Credit Agreement is hereby amended by deleting the time "3:00 p.m." therefrom and substituting the time "2:45 p.m." in lieu thereof.

          12. Paragraph 7(j)(2) of the Credit Agreement is hereby amended by deleting the first sentence thereof in its entirety and substituting the following sentence in lieu thereof:

          "If the Companies desire to borrow or continue a Eurodollar Loan or to convert a Corporate Rate Loan to a Eurodollar Loan as provided in Paragraph 7(a) above, the Companies shall make a Loan Request to the Administrative Agent no later than 2:00 p.m. (Charlotte, North Carolina time) on the day occurring at least two Eurodollar Business Days prior to the date of the borrowing, conversion or continuation requested therein, and the Administrative Agent shall notify the Lenders of the contents of such Loan Request no later than 2:45 p.m. (Charlotte, North Carolina time) on such Business Day."

          13. Paragraph 7(l)(1) of the Credit Agreement is hereby amended by deleting clause (A) thereof in its entirety and substituting the following clause in lieu thereof:

          "(A) in the case of the Corporate Rate Loans and any Loans bearing interest at a rate established pursuant to Paragraph 7(u) below, on or before the fifth Business Day of each month, and"

          14. Paragraph 7(s)(2)(ii) of the Credit Agreement is hereby amended by adding the following clause immediately prior to the semicolon contained therein:

          ", and provided further that for the sole purpose of this Paragraph
                 -------- -------
          7(s)(2)(ii), the Lenders' respective Repayment Shares shall be adjusted to take into account interest which may be owing to any Lender at a rate determined pursuant to the provisions of Paragraph 7(u) hereof"

          15. The following paragraph is hereby added as a new Paragraph 7(t)(4) to the Credit Agreement:

              "(4) To each of the Co-Agents for its own account, such co-agency fees as have been agreed to in writing in

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

     that certain letter dated as of June 19, 1995 from the Companies to the Co-Agents, as modified from time to time in writing by the Companies and the Co-Agents."

          16. Paragraph 10(l) of the Credit Agreement is hereby amended by deleting the phrase "Securities and Exchange Act of 1934, as amended" contained therein and by substituting the phrase "Securities Exchange Act of 1934, as amended" in lieu thereof.

          17. Paragraph 11(a)(3) of the Credit Agreement is hereby amended by deleting the phrase "Paragraphs 12(g), 12(h) and 12(i)" therefrom and substituting the phrase "Paragraphs 12(g), 12(h), 12(i) and 12(j)" in lieu thereof.

          18. The following paragraphs are hereby added as new Paragraphs 11(a)(4) and 11(a)(5) to the Credit Agreement:

              "(4) Within ninety (90) days after the last day of each fiscal year of the Companies, consolidating financial statements for CWM (except for CWM Mortgage Obligations II, Inc. and CWM Mortgage Obligations III, Inc.), each dated as of the last day of such fiscal year for the fiscal year then ended, which consolidating financial statements shall present fairly, in accordance with GAAP (except for the accounting of INMC, which is not consolidated with CWM under GAAP), the financial condition of CWM and its consolidated subsidiaries (including INMC for this purpose) at such date and the results of their operations and cash flows for the fiscal year then ended.

              (5) Within forty-five (45) days after the last day of each fiscal quarter of the Companies, consolidating financial statements for CWM (except for CWM Mortgage Obligations II, Inc. and CWM Mortgage Obligations III, Inc.), each dated as of the last day of such fiscal quarter for the fiscal quarter then ended, which consolidating financial statements shall present fairly, in accordance with GAAP (except for the accounting of INMC, which is not consolidated with CWM under GAAP), the financial condition of CWM and its consolidated subsidiaries (including INMC for this purpose) at such date and the results of their operations and cash flows for the fiscal year then ended."

          19. Paragraph 11(a) of the Credit Agreement is hereby amended by adding the following sentence as the last sentence of such paragraph:

     "Upon receipt of any of the items listed in subparagraphs (1), (2), (3),
     (4) or (5) above, the Administrative Agent shall promptly furnish copies of such items to the Lenders."

          20. Paragraph 12(e) of the Credit Agreement is hereby amended by adding the following sentence as the last sentence of such paragraph:

          "In the event that the Administrative Agent consents in writing to a material change by the Companies in or to any of the above-described programs, procedures or policies, the Administrative Agent shall promptly notify the Lenders of the nature and content of such change."

          21. Paragraph 12(g) of the Credit Agreement is hereby deleted in its entirety and the following paragraph is hereby substituted in lieu thereof:

              "12(g)  Indebtedness to Net Worth Ratio of CWM.  Permit the
                      --------------------------------------
           ratio of (i) the sum of (A) the Adjusted Total Indebtedness of INMC and (B) the consolidated Adjusted Total Indebtedness of CWM (as shown on the most recent consolidated financial statements of CWM delivered to the Administrative Agent pursuant to Paragraph 11(a)), to (ii) the sum of (A) the Book Net Worth of INMC and (B) the consolidated Book Net Worth of CWM (as shown on the most recent consolidated financial statements of CWM delivered to the Administrative Agent pursuant to Paragraph 11(a)), provided, however that the sum referenced in the
                             --------  -------
           immediately preceding subparagraph (ii) shall be reduced by the amount of equity in earnings of INMC as shown on the most recent consolidated financial statements of CWM), on any date to be more than XX.X:1.0."

          22. The following paragraph is hereby added as a new Paragraph 12(j) to the Credit Agreement:

              "12(j)  Minimum Master Servicing Portfolio.  Without the written
                      ----------------------------------
          consent of the Majority Lenders, transfer any rights to service Mortgage Loans which would result in the Master Servicing Portfolio at any date being less than $X,XXX,XXX,XXX.XX."

          23. Paragraph 13(f) of the Credit Agreement is hereby amended by deleting the comma occurring immediately after the phrase "or any other event shall occur" contained therein.

          24. Paragraph 14(a) of the Credit Agreement is hereby amended by deleting the next-to-last sentence thereof in its entirety and substituting the following sentence in lieu thereof:

          "The Lenders specifically authorize the Administrative Agent to agree to indemnify the Collateral Agent from and to pay to the Collateral Agent all costs (including, without limitation, costs incurred by Collateral Agent as a result of any examination performed by any Lender under Paragraph 12 of the Security Agreement) as set out in the Security Agreement and to the extent, if any, that the Companies are not required to or do not reimburse the Administrative Agent for any such indemnification or costs, then the Lenders will do so ratably in accordance with their Percentage Shares, unless such cost is related to an examination by a Lender under Paragraph 12 of the Security Agreement, in which case all such costs will be borne by the examining Lender; provided, however, that if the
                                                 --------  -------

          Companies are not required to reimburse the Administrative Agent for any such indemnification or costs due to the gross negligence or willful misconduct of either the Collateral Agent or the Administrative Agent, then the Lenders shall not be required to reimburse the Administrative Agent for any such indemnification or costs."

          25. Paragraph 14(g) of the Credit Agreement is hereby amended by deleting the next-to-last sentence thereof in its entirety and substituting the following sentence in lieu thereof:

          "The Lenders agree to indemnify and hold harmless the Administrative Agent in its capacity as such ratably in accordance with their Percentage Shares to the extent required by the Companies hereunder if the Administrative Agent is not reimbursed by the Companies hereunder and without limiting the obligation of the Companies to do so; provided, however, that the Lenders shall not be required to indemnify
          --------  -------
          the Administrative Agent under this Paragraph 14(g) for claims, obligations, penalties, actions, suits, judgments, costs, disbursements, losses, liabilities or damages resulting from the gross negligence or willful misconduct of the Administrative Agent."

          26. Paragraph 14(l) of the Credit Agreement is hereby amended by inserting the following phrase immediately following the second parenthetical contained in the first sentence thereof:

              ", except pursuant to Paragraph 7(c) or (d) above or Paragraph 15(i) below,"

          27. The following paragraph is hereby added as a new Paragraph 15 (m) to the Credit Agreement:

              "15(m) Co-Agents.  The Co-Agents shall have no agency duties or
                     ---------
          obligations under this Agreement or any of the other Credit
          Documents."

          28. The definition of "Agent" contained in Paragraph 16 of the Credit Agreement is hereby deleted in its entirety and the following definition is hereby substituted in lieu thereof:

          "`Agent' shall mean either of the Administrative Agent or the
            -----
          Collateral Agent, as the context may require, and "Agents" shall mean both of the Administrative Agent and the Collateral Agent."

          29. The definition of "Approved Investor" contained in Paragraph 16 of the Credit Agreement is hereby deleted in its entirety and the following definition is hereby substituted in lieu thereof:

          "`Approved Investor' shall mean any Person pre-approved (which pre-
            -----------------
          approval may be limited in dollar amounts by type and otherwise) by the Majority Lenders (including those shown on Schedule III set forth
                                                         ------------
          in the Addendum) and which approval has not been revoked by the Majority Lenders (such revocation to be effective on the tenth Business Day following notice thereof given to the Companies by the Administrative Agent in writing); provided, that the Administrative
                                            --------
          Agent shall notify the Lenders in writing of any proposed additional Approved Investor and such proposed Approved Investor shall be deemed to have been pre-approved five (5) Business Days after such notice has been given, unless the Majority Lenders shall have notified the Administrative Agent prior to such date that such proposed Approved Investor is not approved."

          30. The definition of "Approved Repo Lender" contained in Paragraph 16 of the Credit Agreement is hereby deleted in its entirety and the following definition is hereby substituted in lieu thereof:

          "`Approved Repo Lender' shall mean any Approved Investor or any other
            --------------------
          entity pre-approved by the Majority Lenders (including those shown on
          Schedule III set forth in the Addendum) and which approval has not
          ------------
          been revoked by the Majority Lenders (such revocation to be effective on the tenth Business Day following notice thereof given to the Companies by the Administrative Agent in writing); provided, that the
                                                             --------
          Administrative Agent shall notify the Lenders in writing of any proposed additional Approved Repo Lender and such proposed Approved Repo Lender shall be deemed to have been pre-approved five (5) Business Days after such notice has been given, unless the Majority Lenders shall have notified the Administrative Agent prior to such date that such proposed Approved Repo Lender is not approved."

          31. The following definition of "Borrowing Base" is hereby added as a new definition to Paragraph 16 of the Credit Agreement:

          "`Borrowing Base' shall mean the Tranche A Borrowing Base, the Tranche
            --------------
          B Borrowing Base, the Tranche C Borrowing Base, the Tranche D Borrowing Base, the Tranche E Borrowing Base, or the Tranche F Borrowing Base, as the context may require, and "Borrowing Bases"
                                                           ---------------
          shall mean, collectively, the Tranche A Borrowing Base, the Tranche B Borrowing Base, the Tranche C Borrowing Base, the Tranche D Borrowing Base, the Tranche E Borrowing Base, and the Tranche F Borrowing Base, or any lesser combination thereof, as the context may require."

          32. The following definition of "Co-Agent" is hereby added as a new definition to Paragraph 16 of the Credit Agreement:

          "'Co-Agent' shall mean any of The Bank of New York, Guaranty Federal
            --------
          Bank F.S.B. or NationsBank of Texas, N.A., and 'Co-Agents' shall mean all of such Lenders collectively."

          33. Subparagraph (j) of the definition of "Eligible A/B Mortgage Loan" contained in Paragraph 16 of the Credit Agreement is hereby amended by deleting the proviso contained at the end thereof and substituting the following proviso in lieu thereof:

          "provided, however, that such Property may be subject to one (1) Lien
           --------  -------
          prior to the Lien in favor of the Companies so long as, if said Mortgage Loan is included in the Tranche B Borrowing Base, the Unit Collateral Value of said Mortgage Loan, when added to the Unit Collateral Values of all other Mortgage Loans included in the Tranche B Borrowing Base with respect to which the underlying Property is subject to one (1) Lien prior to the Lien in favor of the Companies, does not exceed XXXXXX-XXXX percent (XX%) of the aggregate outstanding principal amount of all Tranche B Loans at such time."

          34. The definition of "Fair Market Value" contained in Paragraph 16 of the Credit Agreement is hereby deleted in its entirety and the following definition is hereby substituted in lieu thereof:

          "'Fair Market Value' shall mean, with respect to any Mortgage Loan,
            -----------------
          the market bid price obtainable for such Mortgage Loan, as such market bid price shall be determined no less frequently than monthly on a reasonable basis by the Administrative Agent by reference to the average of bids therefor solicited by the Administrative Agent and obtained from at least three (3) dealers with a general reputation as being reputable in the pricing of Mortgage Loans."

          35. The following definition of "Master Servicing Portfolio" is hereby added as a new definition to Paragraph 16 of the Credit Agreement:

          "'Master Servicing Portfolio' shall mean the aggregate outstanding
            --------------------------
          principal amount at the time of determination of the Mortgage Loans serviced by the Companies or their affiliates under Master Servicing Contracts."

          36. The definition of "Maturity Date" contained in Paragraph 16 of the Credit Agreement is hereby amended by deleting the date

"May 29, 1997" contained therein and substituting the date "September 24, 1997" in lieu thereof.


          37. Subparagraph (b) of the definition of "Unit Collateral Value" contained in Paragraph 16 of the Credit Agreement is hereby deleted in its entirety and the following paragraphs are hereby substituted in lieu thereof:

          "(b) with respect to each Eligible A/B Mortgage Loan included in the Tranche B Borrowing Base:

               (i) if such Eligible A/B Mortgage Loan is sixty (60) days delinquent or less, XXXXXX-XXXX percent (XX%) of the lesser of: (1) the unpaid principal amount thereof at the time such Eligible A/B Mortgage Loan is included in the Tranche B Borrowing Base (or, in the case of a Construction-to-Permanent Mortgage Loan, the greater of a.
                                                                            -
          the principal amount thereof disbursed at the date of determination or
          b. the maximum principal amount thereof disbursed at any time), and
          -
          (2) the Fair Market Value thereof.

               (ii) if such Eligible A/B Mortgage Loan is more than sixty (60) days delinquent but is less than or equal to one hundred eighty (180) days delinquent, XXXXXX percent (XX%) of the lesser of: (1) the unpaid principal amount thereof at the time such Eligible A/B Mortgage Loan is included in the Tranche B Borrowing Base (or, in the case of a Construction-to-Permanent Mortgage Loan, the greater of a. the
                                                                  -
          principal-amount thereof disbursed at the date of determination or b.
                                                                             -
          the maximum-principal amount thereof disbursed at any time), and (2) the Fair Market Value thereof.

               (iii) if such Eligible A/B Mortgage Loan is more than one hundred eighty (180) days delinquent, XXXXXXX-XXXX percent (XX%) of the lesser of: (1) the unpaid principal amount thereof at the time such Eligible A/B Mortgage Loan is included in the Tranche B Borrowing Base (or, in the case of a Construction-to-Permanent Mortgage Loan, the greater of
          a. the principal amount thereof disbursed at the date of
          -
          determination or b. the maximum principal amount thereof disbursed at
                           -
          any time), and (2) the Fair Market Value thereof."

          38. The Commitment Schedule (Facility II Credit Agreement) contained as Schedule I-2 to the Addendum is hereby deleted and the Commitment Schedule (Facility II Credit Agreement) attached as EXHIBIT A to this Amendment is substituted therefor.

          39. The Schedule of Addresses contained as Schedule II to the Addendum is hereby deleted and the Schedule of Addresses attached as EXHIBIT B to this Amendment is substituted therefor.

          40. The Form of Borrowing Base Schedule (Facility II Credit Agreement) contained as Exhibit F-2 to the Addendum is hereby deleted and the Form of Borrowing Base Schedule (Facility II Credit Agreement) attached as EXHIBIT C to this Amendment is substituted therefor.

          41. The Form of Covenant Compliance Certificate contained as Exhibit G to the Addendum is hereby deleted and the Form of Covenant Compliance Certificate attached as EXHIBIT D to this Amendment is substituted therefor.

          42. This Amendment shall become effective as of the date hereof, provided that the Administrative Agent shall have received by such date the following items:

          (A) A copy of this Amendment executed by each of the Companies, each of the Lenders, and the Administrative Agent (whether such parties shall have signed the same or different copies);

          (B) Facility II Promissory Notes of even date herewith, each as duly executed by the Companies, each such note to be payable by the Companies to the order of a Lender named in Section 2 of this Amendment and to be in the form of ANNEX II hereto (all such notes being considered to be Notes for all purposes);

          (C) A copy of each of the Assignments, each as duly executed by First Union and the Lender party thereto and acknowledged by the Companies and the Administrative Agent; and

          (D) Certificates of even date herewith signed by the President or any Vice President of each of CWM, INMC and ILC, and attested to by the Secretary or any Assistant Secretary of each of CWM, INMC and ILC, certifying that (i) the Articles, Bylaws and resolutions of each such party previously delivered to the Administrative Agent remain in full force and effect except as provided therein, (ii) such party remains in good standing, (iii) all representations and warranties of such party previously made to the Lenders remain true, complete and accurate, and (iv) no Event of Default or Potential Default has occurred and is continuing under any of the Credit Documents.

          43. The parties hereto agree and acknowledge that on the date hereof, to the extent necessary, the Administrative Agent shall reallocate the Loans made by First Union and outstanding on such date among all the Lenders so that as of such date the ratios of (i) the aggregate principal amount of Tranche A Loans outstanding from any Lender to the aggregate principal amount of Tranche A Loans outstanding from all the Lenders, (ii) the aggregate principal amount of Tranche B Loans outstanding from any Lender to the aggregate principal amount of Tranche B Loans outstanding from all the Lenders, (iii) the aggregate principal amount of Tranche C Loans outstanding from any Lender to the aggregate principal amount of Tranche C Loans outstanding from all the Lenders, (iv) the aggregate principal amount of Tranche D Loans outstanding from any Lender to the aggregate principal amount of Tranche D Loans outstanding from all the Lenders, (v) the aggregate principal amount of Tranche E Loans outstanding from any Lender to the aggregate principal amount of Tranche E Loans outstanding from all the Lenders, and (vi) the aggregate principal amount of Tranche F Loans outstanding from any Lender to the aggregate principal amounts of all Tranche F Loans outstanding from all the Lenders, shall be equal to the ratio of such Lender's Maximum Commitment to the Aggregate Facility Commitment after giving effect to this Amendment, and the Lenders shall make such payments among themselves as may be necessary to effect such transactions.

          44. This Amendment is limited and, except as set forth herein, shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement, or any other document or instrument entered into in connection therewith.

          45. This Amendment may be executed in any number of counterparts by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which together shall constitute one and the same instrument. A complete set of counterparts shall be lodged with the Companies and the Administrative Agent.

          46. This Amendment and the rights and obligations of the parties hereunder shall be construed in accordance with and governed by the laws of the State of North Carolina.

          47. From and after the date hereof, all references in the Credit Agreement, and any other document or instrument entered into in connection therewith, to the Credit Agreement shall be deemed to be references to the Credit Agreement as amended hereby. Each of BNY, Credit Lyonnais, FNB Chicago, Guaranty Federal, Hibernia, NatWest and NationsBank hereby assumes, and agrees to be bound under and by, the terms of the Credit Agreement and all agreements and documents entered into in connection therewith from and after the date hereof. Each of BNY, Credit Lyonnais, FNB Chicago, Guaranty Federal, Hibernia, NatWest and NationsBank shall be considered to be a "Lender" for all purposes under the Security Agreement, the Uniform Commercial Code financing statements filed pursuant thereto, the Custodial Agreement and the other Credit Documents.

          48. THE LENDERS, THE ADMINISTRATIVE AGENT, AND THE COMPANIES EACH HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES, TO THE MAXIMUM EXTENT PERMITTED BY LAW, THE RIGHT ANY OF THEM MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AMENDMENT AND ANY AGREEMENT CONTEMPLATED TO BE EXECUTED IN CONJUNCTION HEREWITH. THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE LENDERS AND THE ADMINISTRATIVE AGENT TO ENTER INTO THIS AMENDMENT.

     IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.

                              CWM MORTGAGE HOLDINGS, INC.


                              By: /s/ Michael W. Perry
                                 ---------------------
                              Name: Michael W. Perry
                                   -----------------
                              Title: Exec. Vice President & Chief
                                    -----------------------------
                                     Operating Officer
                                     -----------------


                              INDEPENDENT NATIONAL MORTGAGE CORPORATION


                              By: /s/ Michael W. Perry
                                 ---------------------
                              Name: Michael W. Perry
                                   -----------------
                              Title: President & Chief Executive
                                    ----------------------------
                                     Officer
                                     -------


                              INDEPENDENT LENDING CORPORATION


                              By: /s/ Michael W. Perry
                                 ---------------------
                              Name: Michael W. Perry
                                   -----------------
                              Title: President & Chief Executive
                                    ----------------------------
                                     Officer
                                     -------


                              FIRST UNION NATIONAL BANK OF
                                NORTH CAROLINA,
                              as Administrative Agent and as a Lender


                              By: /s/ Carolyn Eskridge
                                 ---------------------
                              Name: Carolyn Eskridge
                                   -----------------
                              Title: SVP
                                    ----


                              THE BANK OF NEW YORK


                              By: /s/ Cynthia E. Crites
                                 ----------------------
                              Name: Cynthia E. Crites
                                   ------------------
                              Title: AVP
                                    ----

                              CREDIT LYONNAIS, CAYMAN ISLANDS BRANCH


                              By: /s/ William J. Fischer
                                 -----------------------
                              Name: William J. Fischer
                                   -------------------
                              Title: Authorized Signatory
                                    ---------------------


                              THE FIRST NATIONAL BANK OF CHICAGO


                              By: /s/ J.S. Winn, Jr.
                                 -------------------
                              Name: J.S. Winn, Jr.
                                   ---------------
                              Title: SVP
                                    ----


                              GUARANTY FEDERAL BANK F.S.B.


                              By: /s/ Abbie Y Tidmore
                                 --------------------
                              Name: Abbie Y Tidmore
                                   ----------------
                              Title: Vice President
                                    ---------------


                              HIBERNIA NATIONAL BANK


                              By: /s/ Colleen Lacy
                                 -----------------
                              Name: Colleen Lacy
                                   -------------
                              Title: Vice President
                                    ---------------


                              NATWEST BANK N.A.


                              By: /s/ Kevin J. Batterton
                                 -----------------------
                              Name: Kevin J. Batterton
                                   -------------------
                              Title: Vice President
                                    ---------------


                              NATIONSBANK OF TEXAS, N.A.


                              By: /s/ Beth S. Sorensen
                                 ---------------------
                              Name: Beth S. Sorensen
                                   -----------------
                              Title: SVP
                                    ----